UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Table Trac, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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TABLE TRAC, INC.

6101 Baker Road, Suite 206

Minnetonka, Minnesota 55345

PROXY STATEMENT

2014 ANNUAL MEETING OF STOCKHOLDERS
to be held on June 17, 2014

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Table Trac, Inc. (the “Company”) for use at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Sheraton Minneapolis West Hotel at 12201 Ridgedale Drive, Minnetonka, MN, 55305 (next to the Ridgedale Mall off 394) at 9:00 AM local time, for the purpose of considering and taking appropriate action with respect to the following:

1.	To elect directors to the Company’s Board of Directors; and

2.	To ratify the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for fiscal year 2014.

This Proxy Statement and the enclosed proxy card are first being mailed or given to stockholders on or about May 15, 2014.

Proxies and Voting Procedures

Only holders of record of our common stock at the close of business on May 5, 2014 (the “record date”), will be entitled to vote at the Annual Meeting or any adjournments thereof. There were 4,774,805 shares of our common stock outstanding on the record date. Each share of common stock entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting. A quorum, consisting of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, must be present in person or represented by proxy before action may be taken at the Annual Meeting.

Each proxy returned to the Company will be voted in accordance with the instructions indicated thereon; provided, however, that if no direction is given by a stockholder who returns a properly executed proxy, the shares will be voted as recommended by the Company’s Board of Directors. If a stockholder abstains from voting on any matter, the abstention will be counted for purposes of determining whether a quorum is present at the Annual Meeting for the transaction of business as well as shares entitled to vote on that matter. Under Section 320 of the Nevada General Corporation Law (Chapter 78 of the Nevada Revised Statutes), the affirmative vote of the holders of a majority of the total votes cast, in person or represented by proxy at the Annual Meeting and entitled to vote, is required for ratification and approval of each proposal contained in this Proxy Statement, other than the election of directors. For the election of directors, director-nominees are approved upon their receipt of a plurality of votes cast at the meeting. Accordingly, an abstention on any matter (other than the election of directors) will have the same effect as a vote against that matter. In the case of the election of directors (who are elected by a plurality of votes cast), an abstention is the equivalent of simply not casting a vote.

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Broker non-votes on a matter are counted as present for purposes of establishing a quorum for the Annual Meeting, but are not considered entitled to vote on that particular matter. Consequently, broker non-votes generally do not have the same effect as a negative vote on the matter.

Each stockholder who signs and returns a proxy card in the form enclosed with this Proxy Statement may revoke the proxy at any time prior to its use by giving notice of such revocation to our Secretary in writing, in open meeting, or by executing and delivering a new proxy card to our Secretary.  Unless so revoked, the shares represented by each proxy card will be voted at the Annual Meeting and at any adjournments thereof. A stockholder’s mere presence at the Annual Meeting does not revoke any proxy that the stockholder has previously delivered.

Please note that if you are a beneficial owner of shares registered in the name of your broker, bank, custodian, nominee or other agent (commonly referred to as holding your shares in “street name”), you will have received a voting instruction form with these proxy materials from that organization rather than from the Company. In such a case, you should complete and mail the voting instruction form as instructed by your broker, bank, custodian, nominee or other agent to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker, bank, custodian, nominee or other agent. If you hold your shares in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from your broker, bank, custodian, nominee or other agent. To do so, follow the instructions you received with these proxy materials, or contact your broker, bank, custodian, nominee or other agent to request a legal proxy form. You may also request a legal proxy at www.proxyvote.com.

STOCKHOLDER PROPOSAL FOR ELECTION OF DIRECTORS

(Proposal One)

The Company’s directors are elected upon a plurality of votes cast. If elected or re-elected, each nominee has consented to serve as a director of the Company, to hold office until the next annual meeting of stockholders or until his successor is elected and shall have qualified. If any director-nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies that would have otherwise been voted for that director nominee may be voted for a substitute director nominee selected by the Company’s Board of Directors.

Set forth below is information regarding the individuals nominated for election to the Board of Directors, which includes information furnished by them as to their principal occupations for the last five years, certain other directorships held by them, and their ages as of the date of this Proxy Statement:

Chad Hoehne 52 - Director since 1999

Mr. Hoehne is the President and founder of the Company. He has a B.S. degree in Business Administration, Finance and computer minor from Minnesota State University. Mr. Hoehne founded Table Trac, Inc. in 1994 after working nine years for a successful Minneapolis electronics manufacturer and software company.

Mr. Hoehne has been on our board since the Company’s founding.

Glenn Goulet 55 – Director since 2011

Mr. Goulet became the Chief Executive Officer in July 2011 after serving as the Executive Vice President for Sales and Marketing since August 2010. Prior to joining Table Trac he served in management positions at both GTECH and INTRALOT, two leading gaming system technology providers with worldwide operations. From 2000 to 2005 he served as Senior Vice President at Multimedia Games, a leading game manufacturer and casino management system provider. In June 2005, Mr. Goulet founded Gaming Strategies + Insights, LLC, a market research firm focused on the gaming industry. He began his career as a market researcher with ABC News, the Republican National Committee and Market Strategies, a leading political polling firm.

Mr. Goulet has been a director at Table Trac from December 2009 to August 2010 and since December 2011.

Steven A. Browne 58 - Independent Director since 2010

Mr. Steve Browne has been involved in the gaming industry since the late 1970s and has been involved with companies as Del Webb’s Sahara Tahoe, the Eldorado, and Club Cal-Neva in northern Nevada. He worked in many positions at all levels, primarily in the area of table games management and operations. In 1988, Mr. Browne and two partners purchased Cactus Jacks Casino in Carson City, Nevada. He spent the next ten years as Treasurer and General Manager of that property. During that period, Steve was instrumental in developing a unique, customer-driven marketing and service program that took an underperforming casino down the road to seven years of double-digit growth. In 1997, he stepped down as General Manager and sold his interest in the casino. Since that time, Mr. Browne has developed a successful consulting practice specializing in the areas of customer service, player development, and casino operations. He works extensively with casino clients across North America and overseas. Mr. Browne is the author of two books, Gambling And Service: The Complete Book On Casinos, Customer Service, And Selling An Entertainment Experience That Enriches People’s Lives, and The Math of Player Development. He is also the author of several complete Service and Sales Training Programs for gaming employees and managers. Mr. Browne has been instrumental in leading the charge to developing customer service and customer-focused marketing as a competitive edge in today’s fiercely contested gaming markets.

Mr. Browne has been a director at Table Trac since December 2010.

Louis Fornetti 64 - Independent Director since 2011

Mr. Fornetti has many years of experience in finance and corporate governance. Mr. Fornetti has served on the Board of Directors of Saxon Mortgage Corporation (NYSE) (2005-2006), American Medical Security (NYSE) (2003-2004), Stockwalk Corporation (NASD) (2001), and American Express Financial Advisors (1988-1995). Mr. Fornetti has also served on the Board of Directors of Othnet, Inc. (a private software development corporation) and IPool Corporation (a private consumer advocacy corporation). From 2004 to present, Mr. Fornetti has been a business advisor and consultant. His prior work experience includes service as the Executive Vice President and Chief Financial Officer of RBC Dain Rauscher (1995-1997), Senior Vice President and Chief Financial Officer of American Express Financial Advisors (1992-1995), corporate controller of American Express Financial Advisors (1985-1992), Vice President and Corporate Controller of St. Paul Travelers (f/k/a The St. Paul Companies, Inc.) (1979-1985), and audit manager at KPMG (Peat Marwick) (1972-1979). Mr. Fornetti received his B.A. from Northern Michigan and a CPA certificate from the State of Minnesota in 1974.

Mr. Fornetti has been a director at Table Trac since June 2011.

Gary Loebig 65 - Independent Director since 2011

Gary Loebig has nearly 30 years of experience in Class II and Class III gaming. Mr. Loebig is the Principal and a Founder of GLL Consulting, a consulting services company specializing in sales, marketing and product development and regulatory matters for Class II, Class III, Lottery, Charitable and Commercial Gaming market segments.  Mr. Loebig currently is a Managing Director of a Limited Liability Corporation involved in game development; as well as Chief Compliance Office for an Internet gaming company.  From 1998-2008, Mr. Loebig served in various positions with Multimedia Games (NASDAQ), including Executive Vice Present-Sales and Interim Chief Executive Officer, on a variety of issues including Class II business strategies and new business development.  Mr. Loebig has also held executive management positions at Stuart Entertainment, Inc. (NASDAQ), where he served as the corporation’s Senior Vice President-Market and Product Development; and at Directory Service Company (a private printing, publishing and advertising corporation) where he served as Vice President-Sales and Marketing.  Mr. Loebig has a BBA and MBA degree from the University of Iowa.

Mr. Loebig has been a director at Table Trac since June 2011.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation paid or earned during the fiscal years ended December 31, 2012 and 2013.

Name, Principal Position		Salary	Stock Awards (1)	Stock Option Awards	Total
Chad Hoehne, President	2013	$247,192	$0	0	$247,192
	2012	238,038	0	0	238,038
Glenn Goulet, CEO	2013	179,624	0	0	179,624
	2012	173,090	25,500	0	198,590
Brian Hinchley, CFO	2013	141,992	0	0	141,992
	2012	136,469	15,300	0	151,769

 (1) The amounts in this column represent the aggregate grant date fair value with respect to stock options granted in the years indicated, including the incremental grant date fair value of stock options repriced during the years indicated, if any. The fair value was calculated in accordance with stock-based accounting rules (ASC 718).

We do not currently have any employment or change-in-control agreements with any named executives or any other current members of our executive management.

As of the date of this Annual Report, Table Trac Inc. does not offer its executive employees any pension, annuity, profit sharing or similar benefit plans other than insurance. Executive compensation is subject to change from time to time concurrent with our requirements and policies as established by the Board of Directors and its Compensation Committee.

Outstanding Equity Awards at Fiscal Year End

The Company had no outstanding equity awards as of December 31, 2013 for any named executives. Executives could earn awards under an Executive Incentive Plan if the Company achieves certain financial milestones.

Director Compensation Table

The table below summarizes the total compensation paid or earned during the fiscal year ended December 31, 2013 by each individual who served, or is currently serving, as a director on the Company’s Board of directors during the fiscal year ended December 31, 2013.

Name		Compensation	Stock Awards	Stock Option Awards	Total
Chad Hoehne	2013	$0	$0	$0	$0
Glenn Goulet	2013	0	0	0	0
Steven Browne	2013	10,500	10,575	0	21,075
Louis Fornetti	2013	31,500	0	0	31,500
Gary Loebig	2013	24,000	0	0	24,000

CORPORATE GOVERNANCE MATTERS

Board of Directors

The Board of Directors does have a standing Compensation Committee and Audit Committee.  The Compensation Committee is composed of Messrs. Browne, Fornetti and Loebig (with Mr. Loebig serving as chairperson).  The Audit Committee is composed of Messrs. Browne, Fornetti and Loebig (with Mr. Fornetti serving as chairperson).  The Board of Directors has determined that Messrs. Browne, Fornetti and Loebig are “independent,” as such term is defined in Section 5605(a)(2) of the Nasdaq Listing Rules, and meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act.  The preceding disclosure respecting director independence is required under applicable SEC rules.  However, as a corporation whose shares are listed for trading on the OTCQB, the Company is not required to have any independent directors at all on its Board of Directors, or any independent directors serving on any particular committees of the Board of Directors.

Audit Committee Financial Expert

The Board of Directors has determined that at least one member of the Audit Committee, Mr. Lou Fornetti, is an “audit committee financial expert” as that term is defined in Regulation S-K promulgated under the Exchange Act.  Mr. Fornetti’s relevant experience is detailed above. Mr. Fornetti qualifies as an “independent director,” as such term is defined in Section 5605(a)(2) of the NASDAQ Listing Rules, and meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act.  The Board of Directors has determined each member of the Audit Committee is able to read and understand fundamental financial statements and that at least one member of the Audit Committee has past experience in finance or accounting matters.

Nomination of Directors

The Company does not have a standing nominating committee (or other committee performing similar functions). Currently, the full Board of Directors participates in the consideration of all director-nominees. The full Board of Directors does not employ any charter or other form of official written policy or guidelines for the purposes of considering director-nominees. Nevertheless, when considering director-nominees, the Board of Directors recruits and considers candidates without regard to race, color, religion, sex, ancestry, national origin or disability. Generally, the Board of Directors will consider each candidate’s business and industry experience, his or her ability to act on behalf of stockholders, overall Board diversity, potential concerns regarding independence or conflicts of interest and other factors relevant in evaluating director-nominees. Typically, the candidate will meet with at least a majority of the directors serving on the Board of Directors. The Board of Directors will also consider a candidate’s personal attributes, including without limitation personal integrity, loyalty to the Company and concern for its success and welfare, willingness to apply sound and independent business judgment, awareness of a director’s vital role in the Company’s good corporate citizenship and image, time available for meetings and consultation on Company matters, and willingness to assume broad, fiduciary responsibility.

Our stockholders may recommend to the Board of Directors candidates to be considered for election at the Company’s annual stockholders meeting. In order to make such a recommendation, a stockholder generally must submit the recommendation in writing to the Board of Directors, in care of the Company’s Secretary, at the Company’s headquarters address, at least 120 days prior to the mailing date of the previous year’s annual meeting proxy statement.

Code of Ethics

The Company has adopted a Code of Ethics that governs the conduct of our officers, directors and employees in order to promote honesty, integrity, loyalty and the accuracy of our financial statements.

Stockholder Communications with Directors

Our Board of Directors has established a means for stockholders and others to communicate with the board. If a stockholder has a concern regarding our financial statements, accounting practices or internal controls, governance practices, business ethics or corporate conduct, the concern should be submitted in writing to Mr. Brian Hinchley, CFO, in care of our Secretary at the address listed above. If a stockholder is unsure as to which category the concern relates, the stockholder may communicate it to the independent director in care of our Secretary at the address listed above. All stockholder communications will be forwarded to the applicable director(s).

Security Ownership of
Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of our common stock as of May 8, 2014, by (i) each person known by the Company to be the beneficial owner of more than five percent of our outstanding common stock, (ii) each current director, (iii) each executive officer of the Company and other persons identified as a named executive in the Summary Compensation Table, and (iv) all current executive officers and directors as a group.

Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power with respect to the shares set forth opposite his, her or its name.  Unless otherwise indicated, the address of each of the following persons is 6101 Baker Road, Suite 206, Minnetonka, Minnesota 55345.

	Common Shares	Percentage of
	Beneficially	Common
Name and Address	Owned (1)	Shares (1)
Chad Hoehne (2)	1,306,100	27.35%
Robert Siqveland (3)	206,500	4.32%
Glenn Goulet (4)	125,571	2.63%
Brian Hinchley (5)	25,000	*
Steve A. Browne, Director (6)	46,500	*
Louis Fornetti, Director (7)	21,000	*
Gary Loebig, Director (8)	15,000	*
All directors and officers as a group (9)	1,745,671	36.56%
Doucet Capital, LLC (10)
2204 Lakeshore Drive, Suite 218
Birmingham, AL 35209	475,860	9.97%

* denotes less than one percent.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC, and includes general voting power and/or investment power with respect to securities. Shares of common stock issuable upon exercise of options or warrants that are currently exercisable or exercisable within 60 days of the record rate, and shares of common stock issuable upon conversion of other securities currently convertible or convertible within 60 days, are deemed outstanding for computing the beneficial ownership percentage of the person holding such securities but are not deemed outstanding for computing the beneficial ownership percentage of any other person. Under the applicable SEC rules, each person’s beneficial ownership is calculated by dividing the total number of shares with respect to which they possess beneficial ownership by the total number of outstanding shares of the Company. In any case where an individual has beneficial ownership over securities that are not outstanding, but are issuable upon the exercise of options or warrants or similar rights within the next 60 days, that same number of shares is added to the denominator in the calculation described above. Because the calculation of each person’s beneficial ownership set forth in the “Percentage of Common Shares” column of the table may include shares that are not presently outstanding, the sum total of the percentages set forth in such column may exceed 100%.

(2)	Mr. Hoehne is the President and a director of the Company.

(3)	Mr. Siqveland is an officer of the Company and has served as a director.

(4)	Mr. Goulet is the Chief Executive Officer and a director of the Company. Shares listed in the table include 50,000 shares issuable upon the exercise of an outstanding option.

(5)	Mr. Hinchley is an officer of the Company.

(6)	Mr. Browne is a director of the Company.

(7)	Mr. Fornetti is a director of the Company.

(8)	Mr. Loebig is a director of the Company.

(9)	Consists of seven persons: Messrs. Hoehne, Siqveland, Goulet, Hinchley, Browne, Fornetti and Loebig.

(10) Share figures reflected in the table are based on a March 13, 2014 communication with Doucet Asset Management LLC, which is the Company’s most recent and best available information relating to Doucet Capital’s ownership of Company common stock. Based on the above-reference previous Schedule 13/G filings, voting and dispositive power with respect to these shares is exercised by Doucet Asset Management LLC.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

None.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers, directors and persons considered to be beneficial owners of more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and NASDAQ.  Officers, directors and greater-than-ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company by its officers and directors, or the Company’s actual knowledge of transactions involving such officers and directors, the Company believes that all such filings were filed on a timely basis for fiscal year 2013 other than a late Form 4 filed by Steven Browne.

RATIFICATION OF THE APPOINTMENT

OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal Two)

Our Board of Directors is committed to the quality, integrity and transparency of the Company’s financial reports. Independent auditors play an important part in our system of financial control. Our Board of Directors and its Audit Committee has appointed Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as our independent registered public accounting firm for the fiscal year ending December 31, 2014. A representative of Baker Tilly is expected to attend the Annual Meeting and will be available to make statements and respond to questions from stockholders.

If the stockholders do not ratify the appointment of Baker Tilly, the Board of Directors and Audit Committee may reconsider its selection, but is not required to do so. Notwithstanding the proposed ratification of the appointment of Baker Tilly by the stockholders, the Board of Directors and Audit Committee may, in their discretion, direct the appointment of a new independent registered public accounting firm at any time during the year without notice to, or the consent of, the stockholders, if the Board of Directors or Audit Committee determines that such a change would be in the best interests of the Company.

Fees Billed to Company by Independent Registered Public Accounting Firm

Baker Tilly acted as the Company’s independent registered public accounting firm since 2010. The following table details the fees billed to the Company by Baker Tilly in 2012 and 2013.

	2013	2012
Audit fees, including quarterly review of Form 10-Q	$43,859	$42,814
Tax fees	-	-
Audit-related fees	-	-
	$43,859	$42,814

(1)	Represents amounts related to the audit of the Company’s consolidated annual financial statements and the review of the Company’s interim consolidated financial statements included in the Company’s Annual Report on Form 10-K for the indicated period.

(2)	Audit-related fees represent amounts reasonably related to the performance of the audit or review of the Company’s consolidated financial statements but are not reported under the Audit Fees category. This category may include fees related to the performance of audits and attestation services not required by statute or regulations, and accounting consultations about the application of generally accepted accounting principles to proposed transactions.

(3)	Tax fees consist of fees for tax compliance, tax advice and tax planning.

The Board of Directors has reviewed the services provided by Baker Tilly during the fiscal year ended December 31, 2013 and the amounts billed for such services. After consideration, the Board of Directors has determined that the receipt of these fees by Baker Tilly is compatible with the provision of independent audit services. The Audit Committee has discussed these services and fees with Baker Tilly and Company management to determine that they are appropriate under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as under guidelines of the American Institute of Certified Public Accountants.

Pre-Approval Policy

The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of our independent registered public accounting firm. The Audit Committee has established a policy for pre-approving the services provided by our independent registered public accounting firm in accordance with the auditor-independence rules of the SEC. This policy requires the review and pre-approval by the Audit Committee (or the full Board of Directors) of all audit and permissible non-audit services provided by our independent registered public accounting firm and an annual review of the financial plan for audit fees.

To ensure that auditor independence is maintained, the Audit Committee annually pre-approves the audit services to be provided by our independent registered public accounting firm and the related estimated fees for such services, as well as the nature and extent of specific types of audit related, tax and other non-audit services to be provided by our independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

STOCKHOLDER PROPOSALS AND

DISCRETIONARY PROXY VOTING AUTHORITY

Any stockholder desiring to submit a proposal for action by the stockholders at the next annual stockholders’ meeting, which will be the 2015 annual meeting, must submit that proposal in writing to the Secretary of the Company at the Company’s corporate headquarters no later than February 18, 2015 to have the proposal included in the Company’s proxy statement for that meeting. Due to the complexity of the respective rights of the stockholders and the Company in this area, any stockholder desiring to propose such an action is advised to consult with his or her legal counsel with respect to such rights. The Company suggests that any such proposal be submitted by certified mail, return-receipt requested.

Rule 14a-4 promulgated under the Securities Exchange Act of 1934 governs the Company’s use of its discretionary proxy voting authority with respect to a stockholder proposal that the stockholder has not sought to include in the Company’s proxy statement. Rule 14a-4 provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year’s proxy statement, management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter.

SOLICITATION

The Company will bear the cost of preparing, assembling and mailing the proxy, Proxy Statement, Annual Report and other material which may be sent to the stockholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they may be reimbursed by the Company for their expenses in doing so. Proxies are being solicited primarily by mail. Nevertheless, officers and employees of the Company may solicit proxies personally, by telephone, by special letter, or via the Internet.

The Board of Directors does not intend to present to the meeting any other matter not referred to above and does not presently know of any matters that may be presented to the meeting by others. If, however, other matters come before the meeting, it is the intent of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.

By Order of the Board of Directors:

Robert R. Siqveland
Secretary

TABLE TRAC, INC.
6101 BAKER ROAD #206
MINNETONKA, MN 55345
ATTN: ACCOUNTS PAYABLE

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Chad Hoehne 02 Glenn Goulet 03 Steven A. Browne 04 Louis Fornetti 05 Gary Loebig

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2 Proposal to ratify the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm of the Company for fiscal 2014.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000215097_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

TABLE TRAC, INC.
Annual Meeting of Shareholders
June 17, 2014 9:00 AM
This proxy is solicited by the Board of Directors

The undersigned, a stockholder of Table Trac, Inc., hereby appoints Mr. Chad Hoehne and Glen Goulet, and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the annual stockholders' meeting of Table Trac, Inc. to be held at the Sheraton Minneapolis West Hotel, 12201 Ridgedale Drive, Minnetonka, MN 55305, on Tuesday, June 17, 2014 at 9:00 a.m. local time, and at any and all adjournments thereof, with all the powers which the undersigned would possess if personally present, upon:

The Board of Directors recommends a vote "FOR" proposal 1 and proposal 2. All nominees for election to the Board of Director were nominated by a stockholder of the company.

The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the Annual Meeting of Stockholders.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. When properly executed, this proxy will be voted on the proposals set forth herein as directed by the stockholder, but if no direction is made in the space provided, this proxy will be voted **FOR** ratification of the appointment of Baker Tilly Virchow Krause, LLP as independent registered public accounting firm for fiscal 2014.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000215097_2 R1.0.0.51160